Goodwill	12 Months Ended
Mar. 31, 2024
Intangible assets and goodwill [abstract]
Goodwill	Goodwill

	JPY (millions)
	For the Year Ended March 31
	2023	2024
Acquisition cost
As of beginning of the year	¥4,407,749	¥4,790,723
Reclassification to assets held for sale (Note 19)	(5,951)	(6,626)
Foreign currency translation differences and others	388,925	625,970
As of end of the year	¥4,790,723	¥5,410,067

Carrying amount
As of beginning of the year	¥4,407,749	¥4,790,723
As of end of the year	4,790,723	5,410,067
Impairment Testing of Goodwill
For the years ended March 31, 2023 and 2024, respectively, goodwill was tested for impairment at the single operating segment level (one CGU), which is the level at which goodwill is monitored for internal management purposes. Impairment loss for goodwill is recognized if the recoverable amount of goodwill is less than the carrying amount. The recoverable amount is the greater of fair value less costs of disposal, or value in use of the CGU.
For the years ended March 31, 2023 and 2024, respectively, Takeda did not record an impairment loss for goodwill as a result of the impairment testing performed as of January 1. Takeda’s market capitalization was compared to the book value of Takeda’s net assets and indicated a surplus as of January 1, 2023.
For the years ended March 31, 2023 and 2024, the recoverable amount of goodwill was assessed based on fair value less costs of disposal. The fair value less costs of disposal was determined by discounting the estimated future cash flows based on a 10-year projection using a terminal growth rate and a discount rate as well as deducting the estimated costs of disposal. The projection included the sales forecast related to certain products as the significant assumption, associated with product launches, competition from rival products and pricing policy as well as the possibility of generics entering the market and loss of exclusivity. In setting the sales forecast, Takeda considered past experience, external sources of information, knowledge of competitor activity, and industry trends. The valuation methodology uses significant inputs which are not based on observable market data. Therefore, this fair value less costs of disposal is classified as level 3 in the fair value hierarchy.
Terminal growth rate and discount rate used in the discounted cash flow models for the impairment tests are as follows:

	For the Year Ended March 31
	2023	2024
Terminal growth rate	0.0%	0.0%
Discount rate (post-tax)	6.8%	6.2%
Terminal growth rate is based on management’s estimate of future long-term average growth rates. Discount rate is based on weighted average cost of capital (“WACC”) of Takeda.
The fair value less costs of disposal exceeded the carrying amount of the CGU, and a reasonable change in the assumptions used for the recoverable amount calculation would not result in an impairment.